UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: December 19, 2007

(Date of earliest event reported)

H.B. FULLER COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number: 001-09225

Minnesota	41-0268370
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1200 Willow Lake Boulevard

P.O. Box 64683

St. Paul, MN 55164-0683

(Address of principal executive offices, including zip code)

(651) 236-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Changes to Registrant’s Benefit and Compensation Plans and Agreements

On December 19, 2007, H.B. Fuller Company (the Company”) executed the following amendments (the “Amendments”) related to the Company’s Supplemental Executive Retirement Plan and the Company’s Defined Contribution Restoration Plan:

•	Fifth Declaration of Amendment to the H.B. Fuller Company Supplemental Executive Retirement Plan dated December 19, 2007.

•	Sixth Declaration of Amendment to the H.B. Fuller Company Supplemental Executive Retirement Plan dated December 19, 2007.

•	Amendment to the H.B. Fuller Company Executive Benefit Trust dated December 19, 2007.

•	H.B. Fuller Company Defined Contribution Restoration Plan (As Amended and Restated Effective January 1, 2008).

The Amendments were approved by the Compensation Committee of the Company’s Board of Directors. The Amendments were executed in part to comply with the requirements and regulations promulgated under Section 409A of the Internal Revenue Code of 1986, as amended. In addition, the Amendments resulted in other changes in the applicable plans and agreements summarized as follows:

•

The Defined Contribution Restoration Plan was amended to add (a) a 3% restoration nonelective credit to be provided to participants in lieu of participation in the Company’s Retirement Plan and (b) a 7% SERP credit to be provided to participants in lieu of participation in the Company’s Supplemental Executive Retirement Plan (“SERP”).

•	The SERP was amended to allow participants in the SERP to elect to participate in the Defined Contribution Restoration Plan in lieu of participation in the SERP.

•

The SERP was revised to limit application to participants who either terminated employment with the Company prior to January 1, 2008 or elected to continue to participate in the SERP as opposed to participation in the Defined Contribution Restoration Plan.

•

The Company’s Executive Benefit Trust was amended to allow trust assets to be used to pay benefits transferred from the SERP to the Defined Contribution Restoration Plan as a result of the participant elections described above.

This description of the Amendments is qualified in its entirety by reference to the full text of the Amendments, which are attached to this report as Exhibits 10.1 through 10.4 and are hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Fifth Declaration of Amendment to the H.B. Fuller Company Supplemental Executive Retirement Plan dated December 19, 2007.

10.2	Sixth Declaration of Amendment to the H.B. Fuller Company Supplemental Executive Retirement Plan dated December 19, 2007.

10.3	Amendment to the H.B. Fuller Company Executive Benefit Trust dated December 19, 2007.

10.4	H.B. Fuller Company Defined Contribution Restoration Plan (As Amended and Restated Effective January 1, 2008).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H.B. FULLER COMPANY

By:	/s/ Timothy J. Keenan
Timothy J. Keenan
Vice President, General Counsel and Corporate Secretary

Date: December 19, 2007

EXHIBIT INDEX

Exhibit Number	Description
10.1	Fifth Declaration of Amendment to the H.B. Fuller Company Supplemental Executive Retirement Plan dated December 19, 2007.

10.2	Sixth Declaration of Amendment to the H.B. Fuller Company Supplemental Executive Retirement Plan dated December 19, 2007.

10.3	Amendment to the H.B. Fuller Company Executive Benefit Trust dated December 19, 2007.

10.4	H.B. Fuller Company Defined Contribution Restoration Plan (As Amended and Restated Effective January 1, 2008).